UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) FEBRUARY 26, 2005

BROADVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28252	94-3184303
(Commission File No.)	(IRS Employer Identification No.)

585 Broadway
Redwood City, CA 94063

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 261-5100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 26, 2005, BroadVision, Inc. (the “Company”) entered into an Amendment to Loan Agreement with Silicon Valley Bank (the “Amendment”), amending the Amended and Restated Loan and Security Agreement dated March 31, 2002, by and between the Company and Silicon Valley Bank. The Amendment provides for the extension and modification of certain equipment advances provisions.

The foregoing is a summary of the material features of the Amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the terms of the Amendment, which is filed as Exhibit 10.55 to this Current Report on Form 8-K and incorporated herein by reference.

On April 5, 2005, the Company entered into an Amended and Restated Registration Rights Agreement (the “Restated Agreement”), amending the Registration Rights Agreement, dated November 10, 2004, by and among the Company and the investors listed on Exhibit A thereto (the “Registration Rights Agreement”).  The Registration Rights Agreement was entered into in connection with the Company’s private placement of convertible securities that closed on November 10, 2004, and provides the investors in the private placement with certain registration rights with respect to the shares of the Company’s common stock underlying such convertible securities.  The Restated Agreement modifies the Company’s obligation to register for resale such shares of common stock, by (i) removing the current obligation to register the shares underlying the Additional Investment Rights (the “AIR Shares”) issued to the investors at the closing of the private placement and (ii) imposing an obligation on the Company to register for resale the AIR Shares upon exercise of the Additional Investment Rights.

The foregoing is a summary of the material features of the Restated Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the terms of the Restated Agreement, which is filed as Exhibit 4.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description
4.5	Amended and Restated Registration Rights Agreement, among the Company and the investors listed on Exhibit A thereto, dated as of April 5, 2005.

10.55	Eighth Amendment to the Amended and Restated Loan and Security Agreement, between the Company and Silicon Valley Bank, dated February 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADVISION, INC.

Dated: April 6, 2005	By:	/s/ William E. Meyer
William E. Meyer
Executive Vice President,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
4.5	Amended and Restated Registration Rights Agreement, among the Company and the investors listed on Exhibit A thereto, dated as of April 5, 2005.
10.55	Eighth Amendment to the Amended and Restated Loan and Security Agreement, between the Company and Silicon Valley Bank, dated February 26, 2005.